                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this ______ day of _________, 1997 by and between IntraNet Solutions, Inc., a Minnesota corporation (the "Company"), and the person named on the signature page hereto (the "Investor").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Subscription Agreement, dated as of _____________, 1997, by and between Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to Investor shares of the Company's Series A Convertible Preferred Stock (the "Shares") as defined in that certain Certificate of Designation of Series A Convertible Preferred Stock (the "Certificate of Designation"), convertible into shares of Common Stock, $.01 par value (the "Conversion Shares"); and

     WHEREAS, to induce Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide Investor with certain rights relating to the registration of: (i) the Conversion Shares and (ii) the shares of Common Stock issuable upon exercise of that certain Stock Purchase Warrant, of even date herewith, issued by the Company to Investor (the "Warrant Shares") under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act");

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

                               A G R E E M E N T:

     1.   DEFINITIONS.

     (a) As used in this Agreement, the following terms shall have the following meanings:

          (i) "Closing Date" means the date on which Investor and the Company execute and deliver the Subscription Agreement.

          (ii) "Holder" means Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

          (iii)     "Register,"   "registered," and  "registration"   refer  to
a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act on such appropriate registration form promulgated by the Commission as shall be selected by the

Company and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (iv) "Registrable Securities" means the Conversion Shares and the Warrant Shares.

          (v) "Registration Statement" means a registration statement under the Securities Act registering securities of the Company.

     (b) Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Subscription Agreement or the Certificate of Designation, as the case may be, unless the context otherwise requires.

     2.   REGISTRATION.

     (a) REGISTRATION. On or before the twentieth day following the Closing Date, the Company shall prepare and file a Registration Statement on Form S-3 or any other appropriate form available to the Company covering the offer and sale of the Registrable Securities with the SEC pursuant to the Securities Act; PROVIDED, HOWEVER, that the Company may elect, in its sole discretion, to include the Registerable Securities in a Registration Statement covering the offer and sale of other equity securities issued or issuable by the Company and filed with the SEC pursuant to the Securities Act.

     (b)  REGISTRATION REQUIRED.   The Company will use its best efforts to have
the Registration Statement declared effective by the SEC no later than 90 days from the Closing Date (the "Registration Period"). For the first month subsequent to the expiration of the Registration Period during which the Registration Statement has not been declared effective, the Company will pay to each Holder a cash penalty of two percent (2%) of the purchase price paid by Investor for the Shares. For each month thereafter during which the Registration Statement has not been declared effective, the Company will pay to each Holder a cash penalty of three percent (3%) of the purchase price paid by Investor for the Shares.

     (c)  SUSPENSION.   If, following such effectiveness, either the
effectiveness of the Registration Statement is suspended or a current prospectus meeting the requirements of Section 10 of the Act is not available for delivery by the Holder (except during periods that the Company provides notice to the Holder that the Registration Statement fails to state or omits a material fact therein and the Company promptly takes steps necessary to correct such failure) (either referred to herein as a "suspension"), the Company shall pay Holder as liquidated damages an amount equal to two percent (2%) of the total purchase price of the Shares then held by Holder for the first thirty (30) day period after the date of the suspension, plus an amount equal to three percent (3%) of the total purchase price of Shares then held by Holder for each subsequent thirty (30) day period thereafter (pro-rated as to a period of less than thirty
(30) days).

     (d)  PAYMENTS.   Any amounts due under this Section 2 shall be paid to the
Holder by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Holder, and shall be delivered on or before the fifth (5th) day following the end of the calendar month in which such payment obligation arose.

     3.   OBLIGATIONS OF THE COMPANY.    In connection with the registration of
the Registrable Securities, the Company shall:

     (a) keep the Registration Statement effective at all times until the earlier of (1) the Registerable Securities have been disposed thereunder or (2) eleven months from the date the Registration Statement is declared effective (or the aggregate period of eleven months of effectiveness in the event that the effectiveness of such Registration Statement is temporarily suspended (the "Registration Period"). In any case, the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, (in case of a prospect in light of the circumstances in which they were made), not misleading; PROVIDED, HOWEVER, that if at any time Holders shall be entitled to sell all Registrable Securities held by them pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Holders to sell securities of the Company to the public without registration and without imposing restrictions arising under the federal securities laws on the purchases thereof in a period of three consecutive months, then the Company shall, so long as it meets the current public information requirements of Rule 144, thereafter no longer be required to maintain the registration of Registrable Securities pursuant to this Agreement;

     (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times through the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement or prospectus supplement;

     (c) furnish to each Holder whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

     (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as Holders who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times through the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or bylaws;

     (e) as promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

     (f) as promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold pursuant to such registration (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

     (g) permit a single firm of counsel designated as selling stockholders' counsel by Holders who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

     (h) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     (i) cooperate with Holders who hold Registrable Securities being sold to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the denominations or amounts as the case may be, and registered in such names as Holders may reasonably request; and

     (j) take all other reasonable actions necessary to expedite and facilitate disposition by Holders of the Registrable Securities pursuant to the Registration Statement;

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     4.   OBLIGATIONS OF HOLDERS. In connection with the registration of the
Registrable Securities, Holders shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company may notify each Holder of the information the Company requires from each such Holder (the "Requested Information");

     (b) Each Holder by such Holder's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder;

     (c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5. EXPENSES OF REGISTRATION. All expenses (other than fees and expenses of investment bankers and other than brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; PROVIDED, HOWEVER, that Holders shall bear the fees and out-of-pocket expenses of its legal counsel and accountants and agents selected by it.

     6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder who holds such Registrable Securities, the directors, if any, of such Holder, the officers, if any, of such Holder, each person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act, (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6 (d) with respect to the number of legal counsel, the Company shall reimburse Holders promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by Holders pursuant to Section 9.

     (b) In connection with any Registration Statement in which an Holder is participating, each such Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and such Holder will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, HOWEVER, that Holder shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Holders pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) The Company shall be entitled to receive indemnities from selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

     (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for Holders; such legal counsel shall be selected by Holders holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. CONTRIBUTION. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. REPORTS UNDER EXCHANGE ACT. With a view to making available to Holders the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit Holders to sell securities of the Company to the public without registration, until such time as Holders have sold all the Registrable Securities pursuant to a Registration Statement or Rule 144, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;


     (b) file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit Holders to sell such securities pursuant to Rule 144 without registration.

     9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by Holders to transferees or assignees of all or any portion of such securities only if: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (c) at or before the time the Company received the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (d) such transfers of Registered Securities complies with the Subscription Agreement.

     10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.

     11. ISSUANCE OF CONVERSION SHARES. The Company agrees to issue and deliver to the proper Holder certificates representing the Conversion Shares within four business days from the date the Company receives such Holder's request for conversion (the "Conversion Period"). For each day subsequent to the expiration of the Conversion Period the certificates have not been so issued and delivered, the Company shall pay to the Holder a cash penalty of one percent (1%) of the purchase price paid by Investor for the Shares.

     12.  COMPANY STANDOFF.   Except in a business combination, or under
existing employee stock incentive or purchase plans, the Company shall not for its own account effect any public sale or distribution of any securities similar to the Registrable Securities or any securities exercisable for or convertible or changeable into the Registrable Securities during the thirty (30) days prior to, and during the thirty (30) days immediately following, the effective date of any registration statement filed pursuant to this Agreement; PROVIDED, HOWEVER, that the Company may effect such public sale or distribution during the thirty(30) days immediately following the effective date of such registration statement if such sale or distribution of securities is at a price equal to or greater than 130% of the last trade price of the Company's Common Stock on the day of Closing.

     13. RIGHT OF FIRST REFUSAL AND MOST-FAVORED-NATIONAL CLAUSE. If at any time before the end of the thirty (30) day period following the effective date of a registration statement filed pursuant to this Agreement the Company proposes to issue Common Stock or securities convertible into or exercisable for Common Stock or other convertible securities, pursuant to an offering exempt from registration under the Act, the Company shall provide to Holder reasonable advance notice of all the terms of such proposed issuance. The Holder shall have the right to purchase or refuse to purchase all or any part of such securities proposed to be issued in such offering, and shall have at least seventy-two (72) hours after receipt of such notice to review the terms of the proposed issuance.

     If the Company issues Common Stock or securities convertible into or exercisable for Common Stock or other convertible securities at a time when any of the Shares remain outstanding at an effective price per share of Common Stock which is lower than the conversion price of the Shares at that time, then the Company shall issue to each Holder upon conversion an additional number of shares of Common Stock necessary to reduce the effective conversion price to such lower issue price. This Section shall not be applicable to issuances of Common Stock, or options granted at market price, pursuant to any shareholder-approved plan.

     14.  MISCELLANEOUS.

     (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same

Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered, sent via facsimile or via overnight courier, or when sent by registered mail, return receipt requested, addressed (i) if to the Company, at IntraNet Solutions, Inc., 9625 West 76th Street, Suite 150, Minneapolis, Minnesota 55344,
Attention: Jeffrey J. Sjobeck, Chief Financial Officer (ii) if to Holder, at the address set forth under its name in the Subscription Agreement and (iii) if to any other Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Minnesota applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (e) Any Holder of Shares shall be entitled to recover from the Company reasonable attorneys' fees and expenses incurred by such Holder in connection with enforcement by such Holder of any obligation of the Company hereunder.

     (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require .

     (i) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                              INTRANET SOLUTIONS, INC.

                              By:
                                  -----------------------------------------
                              Its:
                                  -----------------------------------------

                              INVESTOR:
                                      -------------------------------------

                              By:
                                  -----------------------------------------

                              Its:
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